UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2012

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois      60062

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(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On January 9, 2012, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein, with respect to the offer and sale by the Registrant of $500,000,000 aggregate principal amount of its 5.200% Senior Notes due 2042 (the “Notes”). The Notes sold pursuant to the Underwriting Agreement were registered under the Registrant’s registration statement on Form S-3 (File No. 333-159071).

The Notes were issued pursuant to an Indenture for Senior Debt Securities, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999 and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Sixteenth Supplemental Indenture, dated as of January 11, 2012 (the “Sixteenth Supplemental Indenture”).

The Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding.  The Notes will bear interest at a rate of 5.200% per year.  The Registrant will pay interest on the Notes semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2012.  The Notes will mature on January 15, 2042.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 1, and incorporated herein by reference.  The foregoing descriptions of the Sixteenth Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibit 4.1 and Exhibit 4. 2, respectively, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

1	Underwriting Agreement, dated January 9, 2012, among the Registrant, J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1	Sixteenth Supplemental Indenture, dated as of January 11, 2012, between the Registrant and the Trustee, including the form of the Notes as Exhibit A.

4.2	Form of the Notes (included as Exhibit A to Exhibit 4.1 above).

5	Opinion of Dewey & LeBoeuf LLP relating to the Notes.

23	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: January 11, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1	Underwriting Agreement, dated January 9, 2012, among the Registrant, J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1	Sixteenth Supplemental Indenture, dated as of January 11, 2012, between the Registrant and the Trustee, including the form of the Notes as Exhibit A.

4.2	Form of the Notes (included as Exhibit A to Exhibit 4.1 above).

5	Opinion of Dewey & LeBoeuf LLP relating to the Notes.

23	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5 above).